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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              --------------------

         Date of Report (Date of earliest event reported): July 8, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                         0-19517                 23-2835229
(State or Other Jurisdiction         (Commission File        (IRS Employer
of Incorporation)                    Number)                 Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The Bon-Ton Stores, Inc. ("Bon-Ton") previously announced that it had entered into a Purchase and Sale Agreement (the "Purchase Agreement") with HSBC Nevada Bank, N.A., a national banking association ("HSBC"), pursuant to which, among other things, Bon-Ton agreed to sell substantially all of its private label credit card accounts and the related accounts receivable to HSBC. The sale of the private label credit card accounts and the related accounts receivable was completed on July 8, 2005.

      Bon-Ton received $316 million in gross proceeds representing cash for the account balances outstanding plus a 5% premium. After repayment in full of all principal and interest due to the noteholders under Bon-Ton's accounts receivable securitization facility plus other payments in respect of the termination of that program, Bon-Ton will use the remaining proceeds of $90 million to reduce debt outstanding under its revolving credit facility and for general corporate purposes. In connection with the foregoing, on July 8, 2005, Bon-Ton and certain of its affiliates entered into a Payoff and Termination Agreement (the "Termination Agreement") with JPMorgan Chase Bank, N.A., Citicorp North America, Inc., Wilmington Trust Company, Wachovia Bank, N.A., Falcon Asset Securitization Corporation and Charta, LLC. The Termination Agreement, which is attached hereto as Exhibit 10.1, provides for the payoff of the accounts receivable securitization facility and for the termination, effective July 8, 2005, of the following material definitive agreements to which Bon-Ton is a party:

      o Master Amendment to Receivables Purchase Agreement dated as of October 24, 2003 among The Bon-Ton Receivables Partnership, L.P., BTRGP, Inc., Falcon Asset Securitization Corporation, Charta, LLC and EagleFunding Corporation, certain financial institutions party thereto as investors, Bank One, N.A., Citicorp North America, Inc. and Fleet Securities, Inc.

      o Amendment No. 1 to Transfer Agreement dated as of October 24, 2003 by and between The Bon-Ton Department Stores, Inc. and The Bon-Ton Receivables Partnership, L.P.

      o Omnibus Amendment No. 1 dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Deutsche Bank Trust Company Americas, Citicorp North American, Inc., Citibank, N.A., CRC Funding, LLC, Fleet Securities, Inc., Fleet National Bank, EagleFunding Corporation, Bank One, NA and Falcon Asset Securitization Corporation.

      o Waiver Letter dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Citicorp North America, Inc., Fleet Securities, Inc., CRC Funding, LLC, EagleFunding Corporation, Citibank, NA, Fleet National Bank and Deutsche Bank Trust Company Americas.

      o Bon-Ton Receivable Master Note Trust as of January 30, 2004 among The Bon-Ton Stores, Inc., The Bon-Ton Corp., The Bon-Ton Department Stores, Inc., The Elder-Beerman Stores Corp., The Bon-Ton Receivables Partnership, L.P., Wachovia Bank, N.A., Wilmington Trust Company, Bank One, N.A., Citicorp North America, Inc., Citibank, N.A., Falcon Asset Securitization Corporation, Charta, LLC and General Electric Capital Corporation.

      o Amendment No. 1 to Note Purchase Agreement dated as of October 22, 2004 among The Bon-Ton Receivables Partnership, L.P., The Bon-Ton Department


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            Stores, Inc., Falcon Asset Securitization Corporation, Charta, LLC,
            Bank One, NA and Citibank, N.A.

      o Master Amendment Agreement No. 1 to Transfer and Servicing Agreement, Performance Undertaking, Note Purchase Agreement, Administration Agreement, Indenture Supplement, Master Indenture dated January 30, 2005 among The Bon-Ton Department Stores, Inc., The Bon-Ton Operations, Inc., The Bon-Ton Receivables Partnership, L.P., the Bon-Ton Receivables Master Note Trust, The Bon-Ton Stores, Inc. and The Bon-Ton Corp., Wilmington Trust Company, Wachovia Bank, N.A., Falcon Asset Securitization Corporation and Charta, LLC, JPMorgan Chase Bank, National Association, Citicorp North America, Inc. and Citibank, N.A.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      The disclosure set forth in Item 1.01 above is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      The disclosure set forth in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

      On July 11, 2005, Bon-Ton issued a press release announcing that the transaction with HSBC had been completed. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in
Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by Bon-Ton under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      Number      Description of Exhibit
      ------      ----------------------
      10.1        Payoff and Termination Agreement dated July 8, 2005 (1)
      99.1        Press Release dated July 11, 2005 (2)

      ------------------------

      (1)   Filed herewith
      (2)   Furnished herewith


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors that may cause Bon-Ton's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Bon-Ton's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Bon-Ton's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including, but not limited to, government approvals, the cost of providing certain services, risks related to retail businesses generally, additional competition from existing and new competitors, the dependence upon key vendor relationships and the ability to obtain financing for working capital and capital expenditures. Additional factors that could cause the Company's actual results to differ from those contained in these forward looking statements are discussed in greater detail in the Company's Form 10-K for the fiscal year ended January 29, 2005 filed with the Securities and Exchange Commission. Except as required by applicable laws, Bon-Ton undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005                     THE BON-TON STORES, INC.

                                        By: /s/  Keith E. Plowman
                                            -----------------------------------
                                            Keith E. Plowman
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Principal Accounting Officer


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